Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1585

         The Dow Jones Select Dividend Index Strategy Portfolio 2015-4

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on November 9, 2015, holders of Darden Restaurants, Inc. ("DRI") shares received one share of Four Corners Property Trust, Inc. ("FCPT") common stock for every 3 shares of DRI common stock held as of November 2, 2015. Holders of DRI shares received cash in lieu of fractional FCPT shares.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both DRI and FCPT.

Supplement Dated:   November 10, 2015